Income Taxes (Income Tax Expense Differences from the Amount Computed by Applying the U.S. Federal Income Tax Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
U.S. Federal income tax rate (as a percent)	21.00%	21.00%	35.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 55,086	$ 57,831	$ 77,643
Change in taxes resulting from:
Tax-exempt interest income	(2,550)	(3,101)	(4,701)
State tax, net of federal income taxes and tax credit and refunds	2,587	2,673	1,697
Resolution of IRS exam			(4,985)
Other investment income	(1,480)	(1,561)	(3,198)
Deferred tax adjustment due to federal tax rate change		(1,618)	(3,168)
Net investment expense, low income housing investment	623	2,518	387
Other	584	(90)	531
Total income taxes	$ 54,850	$ 56,652	$ 64,206